SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 24, 2003
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                            TF Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                         0- 24168           74-2705050
----------------------------               ----------        -------------
(State or other jurisdiction               (File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


3 Penns Trail, Newtown, Pennsylvania                            18940
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (215) 579-4000
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------


     Exhibit
     Number                       Description
     ------                       -----------

        99       Press Release dated July 24, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On July 24, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                TF FINANCIAL CORPORATION


Date: July 24, 2003                             By: /s/Dennis R. Stewart
                                                --------------------------------
                                                    Dennis R. Stewart
                                                    Executive Vice President
                                                    and Chief Financial Officer